Exhibit 10.3 Certain information identified with brackets ([***]) has been excluded from this exhibit because such information is both (i) not material and (ii) competitively harmful if publicly disclosed Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. OPORTUN PLW TRUST MASTER AMENDMENT TO TRANSACTION DOCUMENTS This MASTER AMENDMENT TO TRANSACTION DOCUMENTS, dated as of September 20, 2024 (this “Amendment”), is entered into among: (i) OPORTUN PLW TRUST, as borrower (the “Borrower”); (ii) OPORTUN, INC., as seller (the “Seller”) (iii) OPORTUN DEPOSITOR, LLC, as depositor (the “Depositor”) (iv) PF SERVICING, LLC, as servicer (the “Servicer” and, together with the Borrower, the Seller and the Depositor, the “Oportun Entities”); (v) the financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”); and (vi) WILMINGTON TRUST, NATIONAL ASSOCIATION, as depositor loan trustee (in such capacity, the “Depositor Loan Trustee”), as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”). RECITALS WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”); WHEREAS, the Seller, Depositor and the Depositor Loan Trustee have previously entered into that certain Receivables Purchase Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Purchase Agreement”); WHEREAS, the Depositor, the Depositor Loan Trustee and the Borrower have previously entered into that certain Receivables Transfer Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Transfer Agreement”); WHEREAS, the Borrower, the Servicer and the Collateral Agent have previously entered into that certain Servicing Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Servicing Agreement”); WHEREAS, concurrently herewith, the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; 4158-0674-3635.3

WHEREAS, the parties hereto desire to amend the Loan Agreement, the Purchase Agreement, the Transfer Agreement and the Servicing Agreement, in each case to the extent such party is party thereto, as provided herein; and NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement. ARTICLE II AMENDMENTS TO THE TRANSACTION DOCUMENTS SECTION 2.01. Amendments to the Loan Agreement. In accordance with Section 10.01 of the Loan Agreement, the Borrower, the Depositor, the Seller, the Lenders, the Depositor Loan Trustee, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank agree that the Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as Exhibit A, with a conformed copy of the amended Loan Agreement attached hereto as Exhibit B. SECTION 2.02. Amendments to the Purchase Agreement. (a) In accordance with Section 10.1 of the Purchase Agreement, the Seller, the Depositor and the Depositor Loan Trustee agree that the Purchase Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Purchase Agreement attached hereto as Exhibit C, with a conformed copy of the amended Purchase Agreement attached hereto as Exhibit D. (b) All sales of Loans and Related Rights on or after the date hereof shall be subject to the terms of the Purchase Agreement, as amended by this Amendment. All sales of Loans and Related Rights prior to the date hereof shall remain subject to the terms of the Purchase Agreement, as in effect prior to the effectiveness of this Amendment. SECTION 2.03. Amendments to the Transfer Agreement. (a) In accordance with Section 8.1 of the Transfer Agreement, the Depositor, the Depositor Loan Trustee and the Borrower agree that the Transfer Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Transfer Agreement attached hereto as Exhibit E, with a conformed copy of the amended Transfer Agreement attached hereto as Exhibit F. 2 4158-0674-3635.3

(b) All sales of Loans and Related Rights on or after the date hereof shall be subject to the terms of the Transfer Agreement, as amended by this Amendment. All sales of Loans and Related Rights prior to the date hereof shall remain subject to the terms of the Transfer Agreement, as in effect prior to the effectiveness of this Amendment. SECTION 2.04. Amendments to the Servicing Agreement. In accordance with Section 7.01 of the Servicing Agreement, the Borrower, the Servicer and the Collateral Agent agree that the Servicing Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Servicing Agreement attached hereto as Exhibit G, with a conformed copy of the amended Servicing Agreement attached hereto as Exhibit H. ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. Each Oportun Entity hereby represents and warrants to the other parties hereto that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Oportun Entity in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. This Amendment and each of the Transaction Documents to which any Oportun Entity is a party, as amended hereby, constitute the legal, valid and binding obligation of such Oportun Entity, enforceable against such party in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity. (c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing or shall result from the execution and delivery of this Amendment. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Transaction Documents. As amended by this Amendment, each Transaction Documented amended hereby is in all respects ratified and confirmed, and each such Transaction Document, as amended by this Amendment, shall be read, taken and construed together with this Amendment as one and the same instrument. SECTION 4.02. Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by 3 4158-0674-3635.3 electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Oportun Entities, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment. SECTION 4.04. Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the 4 4158-0674-3635.3

Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (b) receipt by the Collateral Agent and the Depositor Loan Trustee of an Officer’s Certificate of the Seller stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (c) receipt by the Collateral Agent, the Depositor Loan Trustee and the Owner Trustee of an Officer’s Certificate of the Depositor stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (d) receipt by the Collateral Agent of an Officer’s Certificate of the Servicer stating that this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (e) receipt by the Collateral Agent, the Paying Agent, the Depositor Loan Trustee and the Owner Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (f) receipt by the Collateral Agent and the Paying Agent of the Consent, duly executed by each of the parties thereto; (g) receipt by the Lenders of a legal opinion of Orrick, Herrington & Sutcliffe LLP (“Orrick”), counsel to the Oportun Entities, with respect to corporate matters and the enforceability of the Amendment; (h) receipt by the Lenders of a legal opinion by the Chief Legal Officer of the Seller as to non-contravention of material agreements with respect to the Seller or the Servicer; (i) receipt by the Lenders of a legal opinion of Greenberg Traurig, LLP, counsel to the Borrower, as to enforceability and Delaware law matters relating to the Borrower. (j) receipt by the parties hereto of counterparts of this Amendment, duly executed by each of the parties hereto; and (k) receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof. SECTION 4.07. Limitation of Liability of Depositor Loan Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as depositor loan trustee (the “Depositor Loan Trustee”) for the benefit of the Depositor, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and 5 4158-0674-3635.3 agreements herein made on the part of the Depositor Loan Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Depositor Loan Trustee in its capacity as such, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Depositor Loan Trustee in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Depositor Loan Trustee or the Depositor or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Depositor Loan Trustee or the Depositor under this Amendment or any other related document. Notwithstanding anything herein or in any Transaction Document to the contrary, it is acknowledged and agreed that, in connection with each of the Depositor Loan Trustee’s and delivery of this Amendment and the performance of its duties and exercise of its rights hereunder, it shall be entitled to all of its rights, benefits, protections, indemnities and immunities set forth in the Depositor Loan Trust Agreement and any other relevant Transaction Document. SECTION 4.08. Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document. (Signature page follows) 6 4158-0674-3635.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN PLW TRUST, as Borrower By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower By: /s/ Gregory A. Marcum Name: Gregory A. Marcum Title: Assistant Vice President Master Amendment to Transaction Documents

OPORTUN, INC., as Seller By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Chief Financial Officer OPORTUN PLW DEPOSITOR, LLC, as Depositor By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Treasurer PF SERVICING, LLC, as Servicer By: /s/ Kathleen Layton Name: Kathleen Layton Title: Secretary Master Amendment to Transaction Documents

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent By: /s/ Gregory A. Marcum Name: Gregory A. Marcum Title: Assistant Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent By: /s/ Gregory A. Marcum Name: Gregory A. Marcum Title: Assistant Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/ Gregory A. Marcum Name: Gregory A. Marcum Title: Assistant Vice President By: /s/ Gregory A. Marcum_____________________ Name: Gregory A. Marcum Title: Assistant Vice President Master Amendment to Transaction Documents

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Depositor Loan Trustee By: /s/ Gregory A. Marcum Name: Gregory A. Marcum Title: Assistant Vice President Master Amendment to Transaction Documents

GOLDMAN SACHS BANK USA, as a Committed Lender By: /s/ Nicholas Merino Name: Nicholas Merino Title: Authorized Signatory Master Amendment to Transaction Documents

JEFFERIES FUNDING LLC, as a Committed Lender By: /s/ Michael Wade Name: Michael Wade Title: Managing Director Master Amendment to Transaction Documents

EXHIBIT A Amendments to the Loan Agreement (Attached) 4158-0674-3635.3

CONFORMED COPY As amended by the Master Amendment to Transaction Documents, dated as of September 20, 2024 LOAN AND SECURITY AGREEMENT among OPORTUN PLW TRUST, as Borrower, OPORTUN PLW DEPOSITOR, LLC, as Depositor, OPORTUN, INC., as Seller, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank dated as of September 8, 2021 4162 9102 98 43.44153-0 110-6770 .9

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS ................................................................................................. 1 SECTION 1.1 Certain Defined Terms ......................................................................... 1 SECTION 1.2 Other Definitional Provisions --------------------------------------------- 47 ARTICLE II. ADVANCES AND FACILITY LOANS; COLLATERAL 47 SECTION 2.1 Advances 47 SECTION 2.2 Extension of Scheduled Amortization Period Commencement Date 5049 SECTION 2.3 Reduction of Maximum Principal Amount 50 SECTION 2.4 Repayments and Prepayments -------------------------------------------- 50 SECTION 2.5 Broken Funding .................................................................................. 51 SECTION 2.6 Fees --------------------------------------------------------------------------- 51 SECTION 2.7 Grant of Security Interest 51 SECTION 2.8 Takeouts --------------------------------------------------------------------- 52 SECTION 2.9 Removed Receivables 54 SECTION 2.10 Release of Collateral ---------------------------------------------------------- 54 SECTION 2.11 Temporary Additional Commitment 55 ARTICLE III. CLOSING; COLLECTIONS, ALLOCATIONS AND PAYMENTS; REPORTING 5655 SECTION 3.1 Closing 5655 SECTION 3.2 Transactions to be Effected at the Closing 5655 SECTION 3.3 Rights of Lenders 5655 SECTION 3.4 Collection of Money 5655 SECTION 3.5 Establishment of Accounts 5755 SECTION 3.6 Collections and Allocations 5958 SECTION 3.7 Determination of Monthly Interest; Benchmark Replacement Setting Notification ............................................................................. 60 SECTION 3.8 Monthly Payments 6261 SECTION 3.9 Servicer’s Failure to Make a Deposit or Payment 6564 SECTION 3.10 Determination of Adjusted Term SOFR; Benchmark Replacement Setting 6564 SECTION 3.11 Distributions 6766 SECTION 3.12 Monthly Statement 6866 SECTION 3.13 Borrower Payments 7069 SECTION 3.14 Appointment of Paying Agent 7069 SECTION 3.15 Paying Agent to Hold Money in Trust 7170 ARTICLE IV. CONDITIONS PRECEDENT 7371 SECTION 4.1 Conditions Precedent to Effectiveness 7371 SECTION 4.2 Conditions Precedent to each Advance 7574 ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE DEPOSITOR AND THE BORROWER 7674 -i- 4162 9102 9843.44153-0110-6770.9

ARTICLE VI. COVENANTS 8382 TABLE OF CONTENTS (continued) Page SECTION 5.1 Representations, Warranties and Covenants of the Seller, the Depositor and the Borrower 7674 SECTION 5.2 Reaffirmation of Representations and Warranties by the Borrower 8382 SECTION 6.1 Money for Payments to be Held in Trust 8382 SECTION 6.2 Affirmative Covenants of the Borrower 8382 SECTION 6.3 Negative Covenants of the Borrower 8987 SECTION 6.4 Further Instruments and Acts 9291 SECTION 6.5 Appointment of Successor Servicer 9291 SECTION 6.6 Perfection Representations 9291 SECTION 6.7 Monthly Statement; Notice of Adverse Effect 9291 SECTION 6.8 Further Assurances 9391 SECTION 6.9 Modifications to Transaction Documents 9391 SECTION 6.10 Expenses 9392 SECTION 6.11 Reorganizations and Transfers 9392 SECTION 6.12 Custodial Acknowledgement Agreement 9392 ARTICLE VII. RAPID AMORTIZATION EVENTS; EVENTS OF DEFULT; REMEDIES 9492 SECTION 7.1 Rapid Amortization Events 9492 SECTION 7.2 Events of Default 9493 SECTION 7.3 Rights of the Collateral Agent Upon Events of Default 9796 SECTION 7.4 Collection of Indebtedness and Suits for Enforcement by Collateral Agent 9897 SECTION 7.5 Remedies 10099 SECTION 7.6 Waiver of Past Events 102100 SECTION 7.7 [Reserved] 102100 SECTION 7.8 Unconditional Rights of Lenders to Receive Payment; Withholding Taxes 102101 SECTION 7.9 Restoration of Rights and Remedies 103101 SECTION 7.10 The Collateral Agent May File Proofs of Claim 103101 SECTION 7.11 Priorities 103102 SECTION 7.12 Undertaking for Costs 104102 SECTION 7.13 Rights and Remedies Cumulative 104102 SECTION 7.14 Delay or Omission Not Waiver 104102 SECTION 7.15 Control by Lenders 104103 SECTION 7.16 Waiver of Stay or Extension Laws 105103 SECTION 7.17 Action on Facility Loans 105103 SECTION 7.18 Performance and Enforcement of Certain Obligations 105103 SECTION 7.19 Reassignment of Surplus 105104 SECTION 7.20 Class B Lender Purchase Option 106104 ARTICLE VIII. INDEMNIFICATION 107106 -ii- 4162 9102 9843.44153-0110-6770.9

TABLE OF CONTENTS (continued) Page SECTION 9.15 Reports by Collateral Agent to Lenders 126125 SECTION 9.16 Representations and Warranties of Collateral Agent 126125 SECTION 9.17 The Borrower Indemnification of the Collateral Agent 127125 SECTION 9.18 Collateral Agent’s Application for Instructions from the Borrower 127126 SECTION 9.19 [Reserved] 127126 SECTION 9.20 Maintenance of Office or Agency 127126 SECTION 9.21 Concerning the Rights of the Collateral Agent 128126 SECTION 9.22 Direction to the Collateral Agent 128126 ARTICLE X. MISCELLANEOUS 128126 SECTION 10.1 Amendments 128126 SECTION 10.11 Survival 133131 4162 9102 9843.44153-0110-6770.9 SECTION 9.1 Duties of the Collateral Agent 113112 SECTION 9.2 Rights of the Collateral Agent 117115 SECTION 9.3 Collateral Agent Not Liable for Recitals 121120 SECTION 9.4 Individual Rights of the Collateral Agent 122120 SECTION 9.5 Notice of Defaults 122120 SECTION 9.6 Compensation 122120 SECTION 9.7 Replacement of the Collateral Agent 122121 SECTION 9.8 Successor Collateral Agent by Merger, etc. 124122 SECTION 9.9 Eligibility: Disqualification. 124122 SECTION 9.10 Appointment of Co-Collateral Agent or Separate Collateral Agent. 124123 SECTION 9.11 [Reserved] 126124 SECTION 9.12 Taxes 126124 SECTION 9.13 [Reserved] 126124 SECTION 9.14 Suits for Enforcement 126124 SECTION 10.2 Notices 128127 SECTION 10.3 No Waiver; Remedies 130128 SECTION 10.4 Binding Effect; Assignability 130128 SECTION 10.5 Confidentiality 132129 SECTION 10.6 GOVERNING LAW; JURISDICTION 132129 SECTION 10.7 Wavier of Trial by Jury 132130 SECTION 10.8 Lending Decision 132130 SECTION 10.9 Execution in Counterparts; Electronic Execution 132130 SECTION 10.10 No Recourse 133130 SECTION 10.12 Recourse ....................................................................................... 133131 SECTION 8.1 Indemnification 107106 SECTION 8.2 Increased Costs 110108 SECTION 8.3 Indemnity for Taxes 111110 SECTION 8.4 Other Costs, Expenses and Related Matters 113111 ARTICLE IX. THE COLLATERAL AGENT 113112 -iii-

TABLE OF CONTENTS (continued) Page SECTION 10.13 Waiver of Special Damages 133131 SECTION 10.14 Right of Setoff 134131 SECTION 10.15 Severability 134132 SECTION 10.16 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 134132 SECTION 10.17 Recognition of the U.S. Special Resolution Regimes 135132 SECTION 10.18 Intercreditor Agreement 135133 SECTION 10.19 Return of Certain Payments 136134 SECTION 10.20 Entire Agreement 137134 SECTION 10.21 Owner Trustee Limitation of Liability 137135 SECTION 10.22 Multiple Capacities ---------------------------------------------------- 137135 SECTION 10.23 Other Similar Facilities ...................................................................... 135 SCHEDULES AND EXHIBITS Exhibit A Form Borrowing Notice Exhibit B Form of Monthly Statement Exhibit C Form of Permitted Takeout Release Exhibit D [Reserved] Exhibit E Form of Lien Release Exhibit F Form Assignment Agreement Exhibit G Form of Intercreditor Agreement[Reserved] Exhibit H Form Custodial Acknowledgement Agreement Schedule I Lenders and Commitments Schedule II Perfection Representations, Warranties and Covenants Schedule III List of Proceedings Schedule IV Place of Business and List of Trade Names -iv- 4162 9102 9843.44153-0110-6770.9

LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of September 8, 2021, among OPORTUN PLW TRUST, as the Borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as the seller (the “Seller”), the Lenders party hereto from time to time and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as depositary bank (in such capacity, the “Depositary Bank”). RECITALS WHEREAS, the Borrower is acquiring, and may acquire from time to time, from the Depositor all right, title and interest in certain Loans and Related Rights pursuant to the Transfer Agreement; WHEREAS, to fund its obligations to purchase such Loans and Related Rights under the Transfer Agreement, the Borrower may from time to time request Advances from the Lenders and the Lenders shall make such Advances to the Borrower, in each case subject to the terms and conditions of this Agreement; NOW, THEREFORE, for full and fair consideration, the parties hereto agree as follows: ARTICLE I. DEFINITIONS SECTION 1.1 Certain Defined Terms. The following terms shall have the following meanings: “Active Emergency Hardship Deferment Receivable” means any Receivable with respect to which (i) one or more payments has been deferred and added to the end of the loan payment schedule related to such Receivable, (ii) such deferment was as a result of an Emergency and (iii) such deferment was otherwise in accordance with the Credit and Collection Policies; provided that such Receivable shall no longer be considered an Active Emergency Hardship Deferment Receivable upon the earlier to occur of (a) the payment by the related Obligor of the equivalent of one full monthly payment (if on a monthly payment schedule) or two full semi- monthly or bi-weekly payments (if on a semi-monthly or bi-weekly payment schedule) during the period beginning on the date such deferment was granted and ending fifteen (15) days after the expiration of such deferment for a monthly payment schedule loan and thirty (30) days after the expiration of such deferment for a semi-monthly or bi-weekly schedule loan and (b) such Receivable becoming a Rewritten Receivable or a Defaulted Receivable. For the avoidance of doubt, an Active Emergency Hardship Deferment Receivable is not a Re-Aged Receivable. “Additional Originator” shall have the meaning specified in the Transfer Agreement; provided that the designation of any Additional Originator other than Oportun Bank shall require the prior written consent of all Lenders. 4162 9102 9843.44153-0110-6770.9

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) Daily Simple SOFR, plus (b) 0.11448% (11.448 basis points); provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Leverage Ratio” means, on any date of determination, the ratio of (i) Adjusted Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth. “Adjusted Leverage Ratio Covenant” means that the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1, subject to Section 10.23. “Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appearbe identified as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, with such asset-backed securities measured for purposes hereof by par amount. “Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period, plus (b) 0.10% (10 basis points); provided that if Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be PF Servicing, LLC. “Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Collateral Agent or the Paying Agent. “ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in accordance with its proprietary scoring method. “Advance” means a Class A Advance or a Class B Advance. “Advance Amount” means the amount requested by the Borrower to be funded by the Lenders on an Advance Date. “Advance Date” means the date on which each Advance occurs. “Adverse Claim” means a Lien on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than a Permitted Encumbrance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. 2 4162 9102 9843.44153-0110-6770.9

“Bankruptcy Code” means the United States Bankruptcy Code, Title 11, United States Code, as amended. “Benchmark” means, initially, Adjusted Term SOFR; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to Adjusted Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 3.10. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Controlling Class for the applicable Benchmark Replacement Date: (1) Adjusted Daily Simple SOFR; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Controlling Class and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. Notwithstanding anything to the contrary in this Agreement, each member of the Controlling Class and, to the extent any other party hereto shall have any consent or consultation right in respect of the selection of the Benchmark Replacement determined pursuant to clause (2) above, each such applicable party, shall use commercially reasonable efforts to satisfy any applicable Internal Revenue Service guidance to the effect that a Benchmark Replacement determined pursuant to clause (2) above will not result in a deemed exchange for U.S. federal income tax purposes of any Facility Loan under this Agreement if the Borrower determines that such deemed exchange would cause the Borrower, or its direct or indirect beneficial owners, any adverse tax consequences. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Controlling Class and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark 5 4162 9102 9843.44153-0110-6770.9

“Bidders” has the meaning specified in Section 7.5(e). “Block Event” means an event or circumstance that, after the giving of notice or lapse of time or both, would give rise to an Event of Default, Rapid Amortization Event or Servicer Default. “Borrower” is defined in the Preamble. “Borrower Distributions” has the meaning specified in Section 3.6(b). “Borrower Order” and “Borrower Request” means a written order or request signed in the name of the Borrower by any one of its Responsible Officers and delivered to the Collateral Agent or the Paying Agent. “Borrowing Base Shortfall” means the sum of the Class A Borrowing Base Shortfall and the Class B Borrowing Base Shortfall. “Borrowing Notice” means a written notice of an Advance in the form of Exhibit A hereto. “Breakage Amounts” has the meaning specified in Section 2.5. “Business Day” means any day that DTC is open for business at its office in New York City and any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in the States of California, Florida, Illinois, Missouri, or New York or Texas are authorized or obligated by Law to be closed; provided that in relation to any Advance bearing interest by reference to SOFR (a “SOFR Advance”) and any interest rate settings, fundings, disbursements, settlements or payments of any such SOFR Advance, any such day that is also a U.S. Government Securities Business Day. “Calculation Agent” means the party designated as such by the Borrower from time to time, with the written consent of the Controlling Class; initially, the initial Servicer. “Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests. “Cash Equivalents” means (a) securities with maturities of one hundred twenty (120) days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one hundred twenty (120) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States government, (d) commercial 8 4162 9102 9843.44153-0110-6770.9

“Class A Advance” has the meaning specified in Section 2.1(a). “Class A Advance Rate” means 80.077.50%. “Class A Aggregate Unused Commitment” means, at any time, an amount equal to (i) the Class A Maximum Principal Amount at such time, minus (ii) the Aggregate Class A Loan Principal at such time. “Class A Borrowing Base Amount” means, on any date of determination, the product of (i) the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded) and (ii) the Class A Advance Rate. “Class A Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the Class A Loan Principal, over (ii) the Class A Borrowing Base Amount. “Class A Deficiency Amount” has the meaning specified in Section 3.7(a). “Class A Fee Letter” means the letter agreement, dated as of September 820, 20212024, among the Borrower and the Class A Lenders as of such date, as the same may be amended or supplemented from time to time. “Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Loans on the Closing Date, which was $350,224,000. “Class A Lender” means a Lender with respect to a Class A Loan, as identified on Schedule I hereto. “Class A Lender Interest Purchase Amount” has the meaning specified in Section 7.20(a). “Class A Lender Interests” has the meaning specified in Section 7.20(a). “Class A Loan Principal” means, on any date of determination and with respect to any Class A Loan, the outstanding principal amount of such Class A Loan. “Class A Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%. “Class A Loans” means the loans funded by the Class A Advances made by the Class A Lenders. “Class A Maximum Principal Amount” means $0250,000,000. 10 4162 9102 9843.44153-0110-6770.9

“Class A Monthly Interest” has the meaning specified in Section 3.7(a). “Class A Unused Commitment” means, at any time, and with respect to any Class A Lender, an amount equal to (i) the Commitment of such Class A Lender at such time, minus (ii) the Class A Loan Principal of such Class A Lender’s Class A Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination. “Class A Unused Fee” has the meaning specified in the Class A Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing; provided that, for the avoidance of doubt, no Class A Unused Fee shall accrue following the end of the Revolving Period. “Class B Additional Interest” has the meaning specified in Section 3.7(b). “Class B Advance” has the meaning specified in Section 2.1(a). “Class B Advance Rate” means 90.0(i) initially, 95.00%, and (ii) following the occurrence and during the continuation of a Class B Advance Rate Step-Down Event, 92.00%. “Class B Advance Rate Step-Down Event” means, for any Monthly Period, that a Class B Advance Rate Step-Down Trigger has occurred with respect to such Monthly Period; provided, however, that a “Class B Advance Rate Step-Down Event” that has occurred shall be deemed to no longer exist with respect any Monthly Period if a Class B Advance Rate Step-Down Trigger did not occur with respect to such Monthly Period. “Class B Advance Rate Step-Down Trigger” means, with respect to any Monthly Period, the occurrence of any of the following: (i) the Three-Month Average Delinquency Percentage for such Monthly Period shall exceed [***]%; or (ii) the Three-Month Average Default Percentage for such Monthly Period shall exceed [***]%. “Class B Aggregate Unused Commitment” means, at any time, an amount equal to (i) the Class B Maximum Principal Amount at such time, minus (ii) the Aggregate Class B Loan Principal at such time. “Class B Borrowing Base Amount” means, on any date of determination (i) prior to a Class B Paydown Event, (a) the product of (I) the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded) and (II) the Class B Advance Rate, minus (b) the Class A Loan Principal, and (ii) following the occurrence of a Class B Paydown Event, zero. 11 4162 9102 9843.44153-0110-6770.9

“Class B Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the Class B Loan Principal, over (ii) the Class B Borrowing Base Amount. “Class B Deficiency Amount” has the meaning specified in Section 3.7(b). “Class B Fee Letter” means the letter agreement, dated as of September 820, 20212024, among the Borrower and the Class B Lenders as of such date, as the same may be amended or supplemented from time to time. “Class B Initial Principal Amount” means the aggregate initial principal amount of the Class B Loans on the Closing Date, which was $43,778,000. “Class B Lender” means a Lender with respect to a Class B Loan, as identified on Schedule I hereto. “Class B Loan Principal” means, on any date of determination and with respect to any Class B Loan, the outstanding principal amount of such Class B Loan. “Class B Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%. “Class B Loans” means the loans funded by the Class B Advances made by the Class B Lenders. “Class B Maximum Principal Amount” means $056,452,000. “Class B Monthly Interest” has the meaning specified in Section 3.7(b). “Class B Paydown Event” means the determination by a federal regulator that the Class B Loans, or any interest therein, constitute “ownership interests” in a “covered fund,” each as defined in the Volcker Rule. “Class B Purchase Option” has the meaning specified in Section 7.20(a). “Class B Purchase Option Exercise Date” has the meaning specified in Section 7.20(a). “Class B Purchase Option Notice” has the meaning specified in Section 7.20(a). “Class B Purchase Option Period” has the meaning specified in Section 7.20(a). “Class B Purchase Option Termination Date” has the meaning specified in Section 7.20(a). 12 4162 9102 9843.44153-0110-6770.9

“Class B Purchase Option Trigger” has the meaning specified in Section 7.20(a). “Class B Unused Commitment” means, at any time, and with respect to any Class B Lender, an amount equal to (i) the Commitment of such Class B Lender at such time, minus (ii) the Class B Loan Principal of such Class B Lender’s Class B Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination. “Class B Unused Fee” has the meaning specified in the Class B Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing; provided that, for the avoidance of doubt, no Class B Unused Fee shall accrue following the end of the Revolving Period. “Closing” has the meaning specified in Section 3.1. “Closing Date” means September 8, 2021. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder. “Collateral” has the meaning specified in Section 2.7. “Collateral Agent” means initially Wilmington Trust, National Association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor Collateral Agent appointed in accordance with this Agreement. “Collateral Trustee” means initially Wilmington Trust, National Association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor Collateral Trustee appointed in accordance with the provisions of the Intercreditor Agreement. “Collection Account” has the meaning specified in Section 3.5(a). “Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable made by or on behalf of Obligors, including, without limitation, all principal, Finance Charges and cash proceeds of Related Security with respect to such Receivable and any Deemed Collections in each case, received after the Cut-Off Date; provided, however, that, if not otherwise specified, the term “Collections” shall refer to the Collections on all the Receivables collectively together with any Investment Earnings and any other funds received with respect to the Collateral. 13 4162 9102 9843.44153-0110-6770.9

“Commission” means the U.S. Securities and Exchange Commission, and its successors. “Committed Lender” means each Lender identified as a “Committed Class A Lender” or a “Committed Class B Lender” on Schedule I or in the Assignment Agreement or other agreement pursuant to which it became a Lender. “Commitment” means, with respect to any Committed Lender, the amount set forth on Schedule I or in the Assignment Agreement or other agreement pursuant to which it became a Committed Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement. on any date of “Concentration Limits” shall be deemed breached if any of the following is true determination: Receivables an (i) the aggregate Outstanding Receivables Balance of all Rewritten d Re-Aged Receivables that are Eligible Receivables exceeds (i) if the aggregate Outstanding Receivables Balance of all Eligible Receivables is less than or equal to $[***], [***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables or (ii) otherwise, [***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; (ii) the weighted average fixed interest rate of all Eligible Receivables is less than 27.0%; (iii) the weighted average original term to maturity of all Eligible Receivables exceeds forty-three [***] (43[***]) months; (iv) the aggregate Outstanding Receivables Balance of all Eligible Receivables that are not Renewal Receivables exceeds 35.0% of the Outstanding Receivables Balance of all Eligible Receivables; (v) the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances of less than or equal to $800 exceeds 5.0[***]% of the Outstanding Receivables Balance of all Eligible Receivables; (vi) the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances of less than or equal to $1,600 exceeds 10.0% of the Outstanding Receivables Balance of all Eligible Receivables; (vii) the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances of less than or equal to $3,000 exceeds 25.0% of the Outstanding Receivables Balance of all Eligible Receivables; (viii) the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances of less than or equal to $6,000 exceeds 65.0% of the Outstanding Receivables Balance of all Eligible Receivables; 14 4162 9102 9843.44153-0110-6770.9

(ix) the aggregate Outstanding Receivables Balance of all Eligible Receivables that are not Renewal Receivables and that relate to Unsecured Loans with Original Receivables Balances of greater than $8,000 exceeds 5.0[***]% of the Outstanding Receivables Balance of all Eligible Receivables; (x) the weighted average credit score of the related Obligors of all Eligible Receivables (excluding any Eligible Receivables the Obligor of which has no (or a zero) credit score) is less than: (x) ADS Score: 700[***], (y) PF Score: 640[***] and (z) VantageScore: 600[***]; (xi) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have credit scores within the following respective credit score buckets: (x) ADS Score: less than or equal to 560 (the “ADS Score Threshold”), (y) PF Score: less than or equal to 500 (the “PF Score Threshold”) and (z) VantageScore: less than or equal to 520 (the “VantageScore Threshold”) exceeds 5.0[***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; (xii) the sum (with duplication) of (x) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not exceed the ADS Score Threshold, plus (y) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not exceed the PF Score Threshold, plus (z) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not exceed the VantageScore Threshold, exceeds 9.75[***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; (xiii) the aggregate Outstanding Receivables Balance of all Eligible Receivables that have an annual percentage rate greater than or equal to 60.0% relating to Secured Personal Loans exceeds 5.0[***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; (xiv) the aggregate Outstanding Receivables Balance of all Deferment Receivables that are Eligible Receivables relating to Legacy Loansand have received a payment deferment during the Monthly Period preceding such date of determination exceeds 10% of(i) if the aggregate Outstanding Receivables Balance of all Eligible Receivables; (xv) is less than or equal to $[***], [***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables relating to Secured Personal Loans exceeds 10.0% of theor (ii) otherwise, [***]% of the aggregate Outstanding ReceivablesReceivable Balance of all Eligible Receivables; (i) (xvi) aggregate Outstanding Receivables Balance of all Active Emergency Deferment Receivables that are Eligible Receivables exceeds (i) if the aggregate Outstanding Receivables Balance of all Deferment Receivables that are Eligible Receivables and have received a payment deferment during the Monthly Period preceding such date of determination exceeds 1.0% of the aggregate Outstanding Receivable Balance of all Eligible Receivables; (xvii) is less than or equal to $[***], [***]% of the aggregate Outstanding Receivables Balance of all Active Emergency Hardship Deferment Receivables that are Eligible 15 4162 9102 9843.44153-0110-6770.9

Receivables exceedsor (ii) otherwise, 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; or (ii) (xviii) the aggregate Outstanding Receivables Balance of all Eligible Receivables subject to a Temporary Reduction in Payment Plan exceeds 5.0% of the Outstanding Receivables Balance of all Eligible Receivables; or (xix) (i) if the aggregate Outstanding Receivables Balance of all Eligible Receivables that were originated by Oportun Bank in Connecticut, New York or Vermont which have an annual percentage rate in excess of 12%, 16% and 12%, respectively, exceeds (a) initially 0.0% of theis less than or equal to $[***], [***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables andor (bii) with the prior written consent of the Lenders, 10.0otherwise, [***]% of the Outstanding Receivables Balance of all Eligible Receivables. “Consolidated Parent” means initially, Oportun Financial Corporation, a Delaware corporation, and any successor to Oportun Financial Corporation as the indirect or direct parent of Oportun, the financial statements of which are for financial reporting purposes consolidated with Oportun in accordance with GAAP, or if there is none, then Oportun. “Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby. “Continuing Lender” has the meaning specified in Section 2.2. “Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Control Agreement” means the Deposit Account Control Agreement, dated as of June 28, 2013, among the initial Servicer, Deutsche Bank Trust Company Americas, as collateral trustee, Oportun and Bank of America, N.A., as supplemented by the Notice of Assignment, dated as of December 7, 2018, among Bank of America, N.A., Deutsche Bank Trust Company Americas, as outgoing collateral trustee, and the Collateral Trustee, and as the same may be further amended or supplemented from time to time. 16 4162 9102 9843.44153-0110-6770.9

Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower; provided that if Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. “Deemed Collections” means in connection with any Receivable, all amounts payable (without duplication) with respect to such Receivable, by (i) the Seller pursuant to Section 2.4 of the Purchase Agreement, and/or (ii) the initial Servicer pursuant to Section 2.02(f) or Section 2.08 of the Servicing Agreement. “Default” means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default, a Servicer Default or a Rapid Amortization Event. “Default Percentage” means, for any Monthly Period, the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during such Monthly Period, less Recoveries received during such Monthly Period, expressed as an annualized percentage of the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the last day of such Monthly Period. “Default Rate” the sum of (a) (i) with respect to amounts owed on a Class A Loan, the Class A Loan Rate or (ii) with respect to amounts owed on a Class B Loan, the Class B Loan Rate, as applicable (in either case determined without regard to clause (iii) thereof), plus (b) 3.00%. “Defaulted Pool Receivable” means a Pool Receivable as to which any of the following has occurred: (i) any scheduled payment, or part thereof, remains unpaid for 120 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Pool Receivable, (ii) if relating to a Secured Personal Loan where the Titled Asset has been repossessed, the month-end when the sale proceeds are received, (iii) the Servicer has been notified that the Obligor thereon has died or is suffering or has suffered an Event of Bankruptcy or (iv) consistent with the Credit and Collection Policies, such Pool Receivable would be written off as uncollectible. “Defaulted Pool Receivable Percentage” means, for any Monthly Period, the aggregate outstanding principal balance of all Pool Receivables that became Defaulted Pool Receivables (including, without duplication, the principal portion of any Pool Receivable that has been partially charged off or otherwise partially written off) during such Monthly Period, less Recoveries received during such Monthly Period, expressed as an annualized percentage of the aggregate outstanding principal balance of all Pool Receivables as of the last day of such Monthly Period. “Defaulted Receivable” means a Receivable as to which any of the following has occurred: (i) any scheduled payment, or part thereof, remains unpaid for 120 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable, (ii) if relating to a Secured Personal Loan where the Titled Asset has been repossessed, the month-end when the sale proceeds are received, (iii) the Servicer has been notified that the Obligor thereon has died or is suffering or has suffered an Event of 18 4162 9102 9843.44153-0110-6770.9

Bankruptcy or (iv) consistent with the Credit and Collection Policies, such Receivable would be written off as uncollectible. “Defaulting Lender” has the meaning specified in Section 2.1(a). “Deferment Receivable” means any Receivable that has had one or more payments deferred and added at the end of the loan payment schedule in accordance with the Credit and Collection Policies, provided however, that Deferment Receivable shall not include any Active Emergency Hardship Deferment Receivable. For the avoidance of doubt, a Deferment Receivable is not a Re-Aged Receivable. “Delinquency Percentage” means, for any Monthly Period, the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the last day of such Monthly Period as a percentage of the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the last day of such Monthly Period. “Delinquent Pool Receivable” means a Pool Receivable (other than a Defaulted Pool Receivable) as to which all or any part of a scheduled payment remains unpaid for thirty (30) days or more from the due date for such payment. “Delinquent Pool Receivable Percentage” means, for any Monthly Period, the aggregate outstanding principal balance of all Delinquent Pool Receivables as of the last day of such Monthly Period as percentage of the aggregate outstanding principal balance of all Pool Receivables as of the last day of such Monthly Period. “Delinquent Receivable” means a Receivable (other than a Defaulted Receivable) as to which all or any part of a scheduled payment remains unpaid for thirty (30) days or more from the due date for such payment. “Depositary Bank” has the meaning specified in Section 3.5(c) and shall initially be Wilmington Trust, National Association, acting in such capacity under this Agreement. “Depositor” is defined in the Preamble. “Depositor Loan Trust Agreement” means the Depositor Loan Trust Agreement, dated as of the Closing Date, between the Depositor and the Depositor Loan Trustee, as the same may be amended or supplemented from time to time. “Depositor Loan Trustee” means Wilmington Trust, National Association, acting in such capacity under the Depositor Loan Trust Agreement. “Depositor Repurchase Event” has the meaning specified in the Transfer Agreement. “Determination Date” means the third Business Day prior to each Payment Date. “Distributable Funds” means, with respect to any Payment Date, an amount equal to the sum of (i) the Available Funds for the related Monthly Period, plus (ii) the amount of 19 4162 9102 9843.44153-0110-6770.9 funds deposited into the Collection Account pursuant to Section 2.4 since the prior Payment Date. “Dollars” and the symbol “$” mean the lawful currency of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Receivable” means each Receivable: (d) that was originated in compliance with all applicable Requirements of Law (including without limitation all Laws relating to truth in lending, fair credit billing, fair credit reporting, fair debt collection practices and privacy) and which complies with all applicable Requirements of Law (other than non-compliance that has no adverse effect on the obligations of the Obligor and creates no financial liability or other loss, cost or expense for the Depositor, the Depositor Loan Trustee or the Borrower as their assignee and does not have any other Material Adverse Effect); (e) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller, Oportun, LLC, PF Servicing, LLC or another applicable Originator in connection with the creation or the execution, delivery, performance and servicing of such Receivable (other than non-compliance that has no adverse effect on the obligations of the Obligor and creates no financial liability or other loss, cost or expense for the Depositor, the Depositor Loan Trustee or the Borrower as their assignee and does not have any other Material Adverse Effect); (f) as to which, at the time of the sale of such Receivable (i) by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, (ii) by Oportun, LLC to the Seller, (iii) by MetaBankPathward to the Seller or Oportun Bank, or (iv) by Oportun Bank, as an Additional Originator, to the Seller or the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, in each case as applicable, the party selling such Receivable was the sole owner thereof and had good and marketable title thereto free and clear of all Liens and, following such sale, good and marketable title to such Receivables was vested in the party purchasing such Receivable free and clear of all Liens arising through or under the selling party; 20 4162 9102 9843.44153-0110-6770.9

(d) that is the legal, valid and binding payment obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other Laws now or hereafter in effect, affecting the rights of creditors generally and except as such enforcement may be limited by general principles of equity (whether considered in a proceeding at law or in equity), and is not subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right; (e) the related Loan of which is an Unsecured Loan or a Secured Personal Loan; (f) that is not secured by any Titled Asset that is in the process of being repossessed; (g) the related Loan of which constitutes a “general intangible,” “instrument,” “chattel paper,” “promissory note” or “account”, in each case under and as defined in Article 9 of the UCC of all applicable jurisdictions; (h) that was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller, Oportun, LLC or another applicable Originator, as applicable; (i) that is denominated and payable in Dollars, is only payable in the United States of America and each Obligor in respect of which are residents of, and have provided a billing address in, the United States of America; (j) that is not a Delinquent Receivable; (k) that has an original and remaining term to maturity of no more than fifty- four (54) months (in the case of Unsecured Loans) or sixty-six (66) months (in the case of Secured Personal Loans); (l) that has an Outstanding Receivables Balance less than or equal to $11,40014,900 (in the case of Unsecured Loans) or $20,500 (in the case of Secured Personal Loans); (m) that has (x) a fixed interest rate that is greater than or equal to 15.0% and (y) an annual percentage rate that does not exceed 66.9%; (m) (n) that (i) has an annual percentage rate that is less than or equal to 36.0% or (ii) relates to a Legacy Loan; (o) that is not evidenced by a judgment or has been reduced to judgment; (p) that is not a Defaulted Receivable; 21 4162 9102 9843.44153-0110-6770.9 (n) (o)

(p) (q) that was not obtained under fraudulent circumstances or circumstances involving identity theft, in each case as verified in accordance with the Credit and Collection Policies; (r) that is not a revolving line of credit; (r) (s) the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Transaction Documents; (s) (t) that has no Obligor thereon that is either (x) a Governmental Authority or (y) a Person subject to Sanctions; (t) (u) that has no Obligor thereon that is the Obligor of a Defaulted Receivable; (u) (v) the assignment of which (i) by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, (ii) by Oportun, LLC to the Seller, (iii) by MetaBankPathward to the Seller or Oportun Bank, (iv) by Oportun Bank, as an Additional Originator, to the Seller or the Depositor and the Depositor Loan Trustee for the benefit of the Depositor or (v) by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Borrower, in each case as applicable, does not contravene or conflict with any Law or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof; (v) (w) the related Loan of which provides for repayment in full of the principal balance thereof in equal installments not less frequently than monthly; (w) (x) as to which the proceeds of the related Loan are fully disbursed, there is no requirement for future advances under such Loan and none of the Seller, Oportun, LLC nor any other applicable Originator has any further obligations under such Loan; (x) (y) as to which the Servicer (as Custodian (as defined in the Servicing Agreement)) is in possession of a full and complete Receivable File in physical or electronic format; with respect to Receivable Files in electronic format, such possession may be through use of an electronic document repository provided by a third-party vendor; (y) (z) that represents the undisputed, bona fide transaction created by the lending of money by the Seller, Oportun, LLC or another applicable Originator, as applicable, in the ordinary course of business and completed in accordance with the terms and provision contained in the related Loan; (z) (aa) as to which a Concentration Limit would not be breached on the applicable Purchase Date by the sale, transfer or assignment of such Receivable to the Borrower or, in connection with Rewritten Receivables involving the modification of a Receivable, at the time of such modification; (aa) (bb) as to which the related Obligor has not brought any claim, litigation or action against the Seller, the Servicer, Oportun, LLC, any Affiliate thereof or, to the 22 4162 9102 9843.44153-0110-6770.9 (q)

knowledge of the Seller, the Servicer or the Depositor, MetaBankPathward with respect to such Receivable or the related Loan; (bb) (cc) that if originated by Oportun, LLC, the Obligor in respect of which is a resident of, and has provided the Servicer a billing address in, the State of Nevada; (cc) (dd) that is not and has not previously been an Active Emergency Hardship Deferment Receivable with respect to which (i) more than three (3) monthly payments have been deferred (if on a monthly payment schedule) or more than six (6) semi-monthly or bi- weekly payments have been deferred (if on a semi-monthly or bi-weekly payment schedule) during any 12 month period or (ii) more than six (6) monthly payments have been deferred (if on a monthly payment schedule) or more than twelve (12) semi-monthly or bi-weekly payments have been deferred (if on a semi-monthly or bi-weekly payment schedule) during the life of the related Receivables; (dd) (ee) that is not a Rewritten Receivable with respect to which the related Obligor has not made its first full monthly payment (if on a monthly payment schedule) or first two full semi-monthly or bi-weekly payments (if on a semi-monthly or bi-weekly payment schedule), in either case following the origination of such Rewritten Receivable; and (ee) (ff) that was not originated by MetaBankPathward in Colorado, Connecticut, Georgia (unless the original loan amount was greater than $3,000), Iowa, Maryland, Massachusetts, New York, Vermont, West Virginia or the District of Columbia. “Emergency” means a local or wide-spread emergency declared by local, state or federal government, owing to, without limitation, a natural disaster, a government shutdown or a pandemic. “Emergency Temporary Reduction in Payment Plan” means a Temporary Reduction in Payment Plan sought by an Obligor as a result of being impacted by an Emergency. “Enhancement Ratio” means a ratio of the Aggregate Class A Loan Principal and the Aggregate Class B Loan Principal of 8:1, on any date of determination, the ratio of (i) the Class A Advance Rate to (ii) the Class B Advance Rate minus the Class A Advance Rate.. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) any trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) any member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person. “ERISA Event” means any of the following: (i) the failure to satisfy the minimum funding standard under Section 302 of ERISA or Section 412 of the Code with respect to any Pension Plan; (ii) the filing by the Pension Benefit Guaranty Corporation or a plan administrator 23 4162 9102 9843.44153-0110-6770.9

“Excess Spread Rate” means, for any Monthly Period, an amount equal to (a) the weighted average fixed interest rate of all Eligible Receivables as of the beginning of such Monthly Period, minus (b) the product of (x) the weighted average Loan Rate for each day in such Monthly Period and (y) 90%the Class B Advance Rate, minus (c) 5.00%. “Excluded Lender” means any Lender that is Jefferies LLC, Jefferies Funding LLC or any Affiliate of any of the foregoing or any direct or indirect transferee of any of the foregoing. “Excluded Liabilities” means the aggregate outstanding balance of all Pool Receivables that (i) have been sold or transferred for legal purposes by the Seller or any Affiliate thereof to unaffiliated third party purchasers in whole loan sale transactions or similar transfers in respect of which a legal true sale opinion has been obtained by the Seller and (ii) notwithstanding such sale or transfer for legal purposes, would be included as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP as part of the line item “Liabilities—Asset-backed borrowings at amortized cost,” which aggregate outstanding balance will be certified as of the end of each Monthly Period in an Officer’s Certificate of the chief financial officer of the Parent furnished to the Lenders on or before the related Payment Date, commencing with the March 2024 Payment Date. “Excluded Taxes” means (a) in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by a jurisdiction (including any political subdivision thereof) as a result of such Lender being organized under the laws of, having an office or doing business in, or having a present or former connection between such Lender and, such jurisdiction; (b) any tax in the nature of branch profits taxes imposed under U.S. law or any other jurisdiction described in clause (a); (c) in the case of a Lender that is a Non- United States Person, U.S. federal withholding Tax imposed pursuant to laws in effect on the date on which such non-US Lender becomes a party to this Agreement, (d) any taxes attributable to a Lender’s failure to comply with the document and information requirements set forth in Section 8.3(b); and (e) any FATCA Withholding Tax. “Exit Fee” has the meaning specified in Section 2.8(b). “Exiting Lender” has the meaning specified in Section 2.2. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Extension Request” has the meaning specified in Section 2.2. “Extension Criteria” has the meaning specified in Section 2.2. “Facility Loan” means each Class A Loan or Class B Loan hereunder. “Facility Termination Date” means the later of (i) the Payment Date on which the Facility Loans, plus all other amounts due and owing to the Lenders and other Secured Parties, are paid in full and the aggregate Commitment is reduced to zero and (ii) October 8, 2024. 25 4162 9102 9843.44153-0110-6770.9

“FATCA” means the Foreign Account Tax Compliance Act provisions, sections 1471 through to 1474 of the Code (including any regulations or official interpretations issued with respect thereof or agreements thereunder and any amended or successor provisions). “FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA. “FCA” has the meaning assigned to such term in Section 3.7(c). “FDIC” means the Federal Deposit Insurance Corporation or any successor thereto. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” means the Class A Fee Letter or the Class B Fee Letter, as applicable. “Fees” has the meaning set forth in Section 2.92.6. “Final Maturity Date” means the date 365 days after the commencement of the Amortization Period. “Finance Charges” means any finance, interest, late, servicing or similar charges or fees owing by an Obligor pursuant to the Loans plus all Recoveries. “Financial Covenants” means each of the Leverage Ratio Covenant, the Adjusted Leverage Ratio Covenant, the Tangible Net Worth Covenant and the Liquidity Covenant. “Fiscal Year” means any period of twelve consecutive calendar months ending on December 31. “Fitch” means Fitch, Inc. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Adjusted Term SOFR or Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR and Adjusted Daily Simple SOFR shall be 0.00%. “Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (a) increase the commitment of the Class A Lender or Class B Lender or change the Final Maturity Date, (b) extend the date fixed for the payment of principal of or interest on any Advance or any fee hereunder, (c) reduce the amount of any such payment of principal, (d) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (f) amend the terms of Section 3.8 [Monthly Payments], Section 7.1 [Rapid Amortization Events], Section 7.2 [Events of Default], Section 7.20 [Class B 26 4162 9102 9843.44153-0110-6770.9

“In-Store Payments” has the meaning specified in the Servicing Agreement. “Indebtedness” means, with respect to any Person as of any day, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, including, but not limited to, any securitization, (c) all obligations of such Person under each lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee, (d) all obligations of such Person in respect of letters of credit, acceptances or similar obligations issued or created for the account of such Person and (e) all obligations and liabilities secured by any lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, each as of such day. “Indemnified Amounts” has the meaning specified in Section 8.1. “Indemnified Party” has the meaning specified in Section 8.1. “Independent” means, when used with respect to any specified Person, that such Person (a) is in fact independent of the Borrower, any other obligor upon the Facility Loans, the initial Servicer, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Borrower, any such other obligor, the initial Servicer, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Borrower, any such other obligor, the initial Servicer, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. “Initial Loan Amount” means $394,002,000. “Intercreditor Agreement” means the Twenty-FifthThirty-Second Amended and Restated Intercreditor Agreement, substantially in the form of Exhibit G heretodated as of November 28, 2023, relating the Servicer Account, as such agreement may be amended, modified, waived, supplemented or restated from time to time, including all joinders thereto. “Interest Period” means, with respect to any Payment Date, the prior Monthly Period. “Investment Company Act” means the Investment Company Act of 1940, as amended. “Investment Earnings” means all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Trust Accounts. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate 28 4162 9102 9843.44153-0110-6770.9 derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority. “Legacy Loan” means a Loan that was originated prior to August 6, 2020 with an annual percentage rate that is greater than 36.0%. “Lender” means any Bank Sponsored Lender or Committed Lender, and “Lenders” means, collectively, all Bank Sponsored Lenders and Committed Lenders. “Lender Percentage” means, at any time, (a) with respect to any Class A Lender, a percentage equal to (i) such Class A Lender’s Commitment at such time, divided by (ii) the Class A Maximum Principal Amount at such time and (b) with respect to any Class B Lender, a percentage equal to (i) such Class B Lender’s Commitment at such time, divided by (ii) the Class B Maximum Principal Amount at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination. “Leverage Ratio” means, on any date of determination, the ratio of (i) Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth. “Leverage Ratio Covenant” means that the Parent will have a maximum Leverage Ratio of 11.5:1, subject to Section 10.23. “Liabilities” means, on any date of determination, the total liabilities which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP. “Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever or any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing) (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any jurisdiction). “Liquidity Covenant” means that the Seller will have a minimum liquidity of $10,000,000[***], equal to unrestricted cash or Cash Equivalents, subject to Section 10.23. “Loan” means any promissory note or other loan documentation originally entered into between an Originator and an Obligor in connection with consumer loans made by such Originator to such Obligor in the ordinary course of such Originator’s business and acquired, directly or indirectly, by the Depositor and the Depositor Loan Trustee for the benefit of the 29 4162 9102 9843.44153-0110-6770.9

Depositor for further transfer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Borrower. “Loan Loss Reserve Amount” means, on any date of determination, the product of (i) the Outstanding Receivables Balance of all Eligible Receivables at such time, times (ii) 12.0%, times (iii) a fraction, expressed as a percentage, (a) the numerator of which is equal to the number of days remaining in the current Monthly Period and (b) the denominator of which is equal to 360. “Loan Principal” means the principal payable in respect of the Facility Loans pursuant to Article III. “Loan Rate” means the Class A Loan Rate or the Class B Loan Rate, as applicable. “Material Adverse Effect” means any event or condition which would have a material adverse effect on (i) the collectability of any material portion of the Receivables, (ii) the condition (financial or otherwise), businesses or properties of the Borrower, the Depositor, the Servicer, Oportun, LLC, the Seller or, if designated as an Additional Originator, Oportun Bank, (iii) the ability of the Borrower, the Depositor, Oportun, LLC, the Seller or, if designated as an Additional Originator, Oportun Bank to perform its respective obligations under the Transaction Documents or the ability of the Servicer to perform its obligations under the Servicer Transaction Documents or (iv) the interests of the Collateral Agent or any Secured Party in the Collateral or under the Transaction Documents. “MetaBank” means MetaBank, National Association. “MetaBank Program” means the partnership between the Seller and MetaBank where Seller provides marketing, underwriting, and other services in connection with the origination by MetaBank of unsecured personal loans meeting certain eligibility criteria established by MetaBank. “Monthly Collateral Performance Tests” shall be deemed satisfied with respect to any Monthly Period if each of the following is true as of the last day of such Monthly Period: (i) the Three-Month Average Delinquency Percentage for such Monthly Period shall not exceed 9.5%; (ii) the Three-Month Average Default Percentage for any Monthly Period shall not exceed 19.0%; (iii) the Three-Month Average Excess Spread Rate for such Monthly Period shall not be less than 15.0%; provided, however, that the Monthly Collateral Performance Test provided for in this clause (iii) shall not apply to a Monthly Period if the Aggregate Facility Loan Principal as of the beginning of such Monthly Period is less than $15,000,000; provided further, however, that the exclusion set forth in the immediately prior proviso shall not apply for more than two successive Monthly Periods; [***]%; 30 4162 9102 9843.44153-0110-6770.9

(iv) the Three-Month Average Delinquent Pool Receivable Percentage for such Monthly Period shall not exceed 9.5%; and (v) the Three-Month Average Defaulted Pool Receivable Percentage for such Monthly Period shall not exceed 19.0%.; provided, however, that, during the Revolving Period, no more than [***] ending on September 20th of each calendar year, following the occurrence of a Takeout Transaction that reduces the Aggregate Facility Loan Principal below $[***], no Monthly Collateral Performance Test provided for in clause (i), (ii) or (iii) above shall apply to any Monthly Period until the earlier of (x) a Monthly Period with respect to which the Aggregate Facility Loan Principal exceeded $[***] as of the last day of such Monthly Period and (y) [***] full Monthly Periods have elapsed since the occurrence of such Takeout Transaction. “Monthly Period” means the period from and including the first day of a calendar month to and including the last day of such calendar month; provided, however, that the first Monthly Period shall be the period from and including the Closing Date to and including September 30, 2021; provided further, however, that, solely for purposes of allocating Collections received on the Receivables, the first Monthly Period shall be deemed to commence on the Cut- Off Date. “Monthly Servicer Report” means a report substantially in the form attached as Exhibit A-1 to the Servicing Agreement with such changes as the Servicer (with prior consent of all Lenders and prior notice to the Back-Up Servicer, the Paying Agent and the Collateral Agent) may determine to be necessary or desirable. “Monthly Statement” means a statement substantially in the form attached hereto as Exhibit B, with such changes as the Servicer (with prior consent of the Paying Agent and all Lenders and prior notice to the Back-Up Servicer and the Collateral Agent) may determine to be necessary or desirable. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA with respect to which the Seller, the Borrower, the Servicer or any of their respective ERISA Affiliates is making, is obligated to make, or has made or been obligated to make, contributions. “Net Third Party Purchase Price” has the meaning specified in Section 2.02(j) of the Servicing Agreement. “Non-United States Person” means any Person that is not a “United States person” as defined in Section 7701(a)(30) of the Code. “NYFRB” means the Federal Reserve Bank of New York. 31 4162 9102 9843.44153-0110-6770.9

“Original Receivables Balance” means, with respect to any Receivable, an amount equal to the original principal balance of such Receivable at origination. “Originator” means (i) initially, each of the Seller, Oportun, LLC and MetaBankPathward (in the case of Pathward, solely with respect to loans originated under the Pathward Program) and (ii) each Additional Originator designated as such in accordance with the Transfer Agreement. “Outstanding Receivables Balance” means, as of any date with respect to any Receivable, an amount equal to the outstanding principal balance for such Receivable; provided, however, that if not otherwise specified, the term “Outstanding Receivables Balance” shall refer to the Outstanding Receivables Balance of all Receivables collectively. “Overcollateralization Test” has the meaning specified in Section 3.6(b). “Owner Trustee” means Wilmington Trust, National Association, acting in such capacity, under the Trust Agreement. “Parent” means Oportun Financial Corporation. “Parent Term Loan” means a senior secured term credit facility established pursuant to a certain Credit Agreement, dated on or about September 14, 2022, among the Parent, the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent for the lenders and as collateral agent for the secured parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time. “Participant” has the meaning specified in Section 10.4(b). “Pathward” means Pathward, N.A., a national bank. “Pathward Program” means the program between the Seller and Pathward where Seller provides marketing, underwriting, and other services in connection with the origination by Pathward of personal loans meeting certain eligibility criteria established by Pathward. “Paying Agent” means any Paying Agent appointed pursuant to Section 2.7 and shall initially be the Collateral Agent. “Payment” has the meaning specified in Section 10.19(a). “Payment Date” means October 8, 2021 and the eighth (8th) day of each calendar month thereafter, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day. “Payment Notice” has the meaning specified in Section 10.19(b). “Pension Plan” means an “employee pension benefit plan” as described in Section 3(2) of ERISA (excluding a Multiemployer Plan) that is subject to Title IV of ERISA or Section 302 of ERISA or 412 of the Code, and in respect of which the Borrower, the Seller, the initial 33 4162 9102 9843.44153-0110-6770.9

Servicer or any ERISA Affiliate thereof is, or at any time during the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA, or with respect to which the Borrower, the Seller, the initial Servicer or any of their respective ERISA Affiliates has any liability, contingent or otherwise. “Perfection Representations” means the representations, warranties and covenants set forth in Schedule II attached hereto. “Performance Guaranty” means the Performance Guaranty, dated as of the Closing Date, between Oportun and the Collateral Agent, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time. “Permissible Uses” means the use of funds by the Borrower to (a) pay the Depositor for Subsequently Purchased Receivables that are Eligible Receivables, (b) solely in connection with Borrower Distributions pursuant to Section 5.43.6(cb) and subject to the limitations therein, make distributions to the Borrower, or (c) pay amounts payable to Lenders in connection with a Prepayment. “Permitted Encumbrance” means (a) with respect to the Borrower or the Depositor, any item described in clause (i), (iv), (vi) or (vii) of the following, and (b) with respect to the Seller, any item described in clauses (i) through (vii) of the following: (i) Liens for taxes and assessments that are not yet due and payable or that are being contested in good faith and for which reserves have been established, if required in accordance with GAAP; (ii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Seller shall at any time in good faith be prosecuting an appeal or proceeding for a review and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iii) Liens incidental to the conduct of business or the ownership of properties and assets (including mechanics’, carriers’, repairers’, warehousemen’s and statutory landlords’ liens and liens to secure the performance of leases) and Liens to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith by appropriate actions or Proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iv) Liens in favor of the Collateral Agent, or otherwise created by the Borrower, the Depositor, the Seller or the Collateral Agent pursuant to the Transaction Documents, and the interests of mortgagees and loss payees under the terms of any Loan; 34 4162 9102 9843.44153-0110-6770.9

(v) Liens that, in the aggregate do not exceed $250,000 (such amount not to include Permitted Encumbrances under clauses (i) through (iv) or (vi)) and which, individually or in the aggregate, do not materially interfere with the rights under the Transaction Documents of the Collateral Agent or any Lender in any of the Receivables; (vi) any Lien created in favor of the Borrower, the Depositor or the Seller in connection with the purchase of any Receivables by the Borrower, the Depositor or the Seller and covering such Receivables, the related Loans with respect to which are sold to the Borrower, the Depositor or the Seller pursuant to the Transaction Documents; and (vii) any Lien created in favor of the Seller or an Affiliate of the Seller in connection with the purchase of any Receivables by the Seller or such Affiliate and covering such Receivables, the related Loans with respect to which are sold by MetaBankPathward to the Seller or such Affiliate under the MetaBankPathward Program. “Permitted Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form and that evidence: (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States; (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the Laws of the United States or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from any Rating Agency in the highest investment category granted thereby; (c) commercial paper (having maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any State thereof having, at the time of the investment or contractual commitment to invest therein, a rating from Fitch of “F2” or the equivalent thereof from Moody’s or Standard & Poor’s; or (d) investments in money market funds having a rating from Fitch of “AA” or, to the extent not rated by Fitch, rated in the highest rating category by Moody’s, Standard & Poor’s or another nationally recognized statistical rating agency; provided, however, that no such instrument will be a Permitted Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations 35 4162 9102 9843.44153-0110-6770.9 underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations. Permitted Investments may be purchased by or through the Collateral Agent or any of its Affiliates. “Permitted Parent Term Loan Lien” means, so long as each lender, administrative agent and collateral agent under the Parent Term Loan has executed a non-petition letter with the Lenders, the Borrower and the Depositor, in form and substance satisfactory to the Lenders on the date of its execution, the pledge of the equity interest of the Seller, the initial Servicer, Oportun, LLC and/or the Depositor to secure the obligations of the Parent under the Parent Term Loan; provided that any such pledge shall cease to be a Permitted Parent Term Loan Lien if, following a default under any of such obligations, such obligation is accelerated, in whole or in part. “Permitted Takeout” has the meaning specified in Section 2.8. “Permitted Takeout Release” means an agreement in substantially the form of Exhibit C and entered into in connection with a Permitted Takeout. “Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government. “Plan Assets” means “plan assets” within the meaning of 29 CFR §2510.3 101, as modified by Section 3(42) of ERISA. “PF Score” means the credit score for an Obligor referred to as the “PF Score” determined by the Seller in accordance with its proprietary scoring method. “Plan Assets” means “plan assets” within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA. “Politically Exposed Person” means a natural person currently or formerly entrusted with a senior public role or function (e.g., a senior official in the executive, legislative, military, administrative, or judicial branches of government), an immediate family member of a prominent public figure, or a known close associate of a prominent public figure, or any corporation, business or other entity that has been formed by, or for the benefit of, a prominent public figure. Immediate family members include family within one-degree of separation of the prominent public figure (e.g., spouse, parent, sibling, child, step-child, or in-law). Known close associates include those widely- and publicly-known close business colleagues and personal advisors to the prominent public figure, in particular financial advisors or persons acting in a fiduciary capacity. “Pool Receivable” means each of the consumer loans that were originated by the Seller, Oportun, LLC, any of their Affiliates or any other Originator. 36 4162 9102 9843.44153-0110-6770.9

“Prepayment” means a prepayment of the Aggregate Class A Loan Principal or the Aggregate Class B Loan Principal in accordance with Section 2.4. “Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding. “Public Sale Mechanics” has the meaning specified in Section 7.5(e). “Purchase Agreement” means the Receivables Purchase Agreement, dated as of the Closing Date, among the Seller, the Depositor and the Depositor Loan Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time. “Purchase Date” means the Closing Date and each date thereafter on which the Depositor and the Depositor Loan Trustee for the benefit of the Depositor purchase Loans and Related Rights from the Seller (or, if applicable, Oportun Bank) and transfer such Loans and Related Rights to the Borrower pursuant to the Transfer Agreement. “Purchase Report” has the meaning specified in the Purchase Agreement. “Qualified Purchaser” has the meaning specified in Section 10.4(e). “Qualified Institution” means a depository institution or trust company: (a) whose commercial paper, short-term unsecured debt obligations or other short-term deposits have a rating commonly regarded as “investment grade” by at least one Rating Agency, if the deposits are to be held in the account for 30 days or less, or (b) whose long-term unsecured debt obligations have a rating commonly regarded as “investment grade” by at least one Rating Agency, if the deposits are to be held in the account more than 30 days. “Rapid Amortization Date” means the date on which a Rapid Amortization Event is deemed to occur. “Rapid Amortization Event” has the meaning specified in Section 7.1. “Rating Agency” means any nationally recognized statistical rating organization. “Re-Aged Receivable” means any Receivable, the contractual delinquency of which has been modified by the Servicer in accordance with the Credit and Collection Policies without changing the original periodic payment amounts of such Receivable. For the avoidance of doubt, neither a Deferment Receivable nor an Active Emergency Hardship Deferment Receivable is a Re-Aged Receivable. “Receivable” means the indebtedness of any Obligor under a Loan that is listed on the applicable Receivables Schedule or identified on a Purchase Report, whether constituting 37 4162 9102 9843.44153-0110-6770.9 an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (i) the right to payment of such indebtedness and any interest or finance charges and other obligations of such Obligor with respect thereto (including, without limitation, the principal amount of such indebtedness, periodic finance charges, late fees and returned check fees), and (ii) all proceeds of, and payments or Collections on, under or in respect of any of the foregoing. Notwithstanding the foregoing, upon release from the Collateral pursuant to Section 2.8, 2.9 or 2.10 of a Takeout Receivable or a Removed Receivable, as applicable, such Receivable shall no longer constitute a Receivable. If a Loan is refinanced, the original Receivable shall be deemed collected and cease to be a Receivable for purposes of the Transaction Documents upon payment in accordance with Section 2.5 of the Purchase Agreement with respect thereto. “Receivable File” means, with respect to a Receivable, the Loans or other records and the note related to such Receivable; provided that such Receivable File may be created in electronic format, or converted to microfilm or other electronic media. “Receivables Schedule” means the schedule of Loans attached to the Purchase Agreement and the schedule of Loans attached to the Transfer Agreement, in each case reflecting the Loans sold thereunder, as supplemented from time to time in connection with the sale of Subsequently Purchased Receivables. “Recipient” has the meaning specified in Section 10.19(a). “Record Date” means, with respect to any Payment Date, the last Business Day of the preceding Monthly Period. “Records” means all Loans and other documents, books, records and other information in physical or electronic format (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors. “Recoveries” means, with respect to any period, all Collections (net of expenses) received during such period in respect of a Receivable after it became a Defaulted Receivable. “Reduction” has the meaning specified in Section 2.3(a). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Adjusted Term SOFR, 5:00 p.m. (New York City time) on the day that is two Business Days preceding the date of such setting, (2) if the Benchmark is Adjusted Daily Simple SOFR, then five (5) Business Days preceding the date of such setting, or (3) if such Benchmark is not Adjusted Term SOFR or Adjusted Daily Simple SOFR, the time determined by the Controlling Class in their reasonable discretion. “Register” has the meaning specified in Section 2.1(d). “Registrar” means any Registrar appointed pursuant to Section 2.1(d) and shall initially be the Collateral Agent. 38 4162 9102 9843.44153-0110-6770.9

“Regulatory Change” shall mean (i) the adoption after the Closing Date of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy or liquidity coverage) or any change therein after the Closing Date or (ii) any change after the Closing Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency; provided that for purposes of this definition, (x) the United States bank regulatory rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modification to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted on December 15, 2009, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (z) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted, issued or implemented. “Related Rights” means, with respect to any Loan, (i) all Receivables related thereto and all Collections received thereon after the applicable Cut-Off Date, (ii) all Related Security, (iii) all Recoveries relating thereto, and (iv) all proceeds of the foregoing. “Related Security” means, with respect to any Receivable, all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable. “Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto. “Removed Receivables” means any Receivable which is purchased or, repurchased or reacquired (i) by the initial Servicer (or its Affiliate) pursuant to Section 2.02(j) of the Servicing Agreement, (ii) by the initial Servicer pursuant to the last paragraph of Section 2.08 of the Servicing Agreement, (iii) by the Seller pursuant to the terms of the Purchase Agreement, (iv) by the Depositor pursuant to the terms of the Transfer Agreement or (v) by any other Person pursuant to Section 2.9. “Renewal Receivable” means a Receivable that satisfies the following conditions: (i) the Obligor was previously an obligor of a prior personal loan receivable originated by the Seller, Oportun, LLC or another applicable Originator, as applicable (the “Prior Receivable”), and (ii) the Obligor paid the Prior Receivable in cash in full or by net funding the Renewal Receivable proceeds (whether pursuant to the Seller’s or the Oportun, LLC’s “Good Customer” program or otherwise) and such payment in full or net funding was not made in connection with the conversion of such Prior Receivable into a Re-Aged Receivable or a Rewritten Receivable. 39 4162 9102 9843.44153-0110-6770.9

applicable Payment Date and (B) the Borrowing Base Shortfall on such date of determination (or solely with respect to clause (I)(a) above, the end of the prior Monthly Period). “Required Overcollateralization Amount” equals, at any time, the product of (i) the result of 10.0%(x) 100% minus the Class B Advance Rate divided by 90%(y) the Class B Advance Rate multiplied by (ii) the Aggregate Facility Loan Principal. “Requirements of Law” means, as to any Person, the organizational documents of such Person and any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Residual Payments” means the amounts distributed to the Borrower in accordance with Sections 3.8(a)(x) and (3.8(b)(x). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Response Date” has the meaning specified in Section 2.2. “Responsible Officer” means (i) with respect to any Person, the member, the Chairman, the President, the Controller, any Vice President, the Secretary, the Treasurer, or any other officer of such Person or of a direct or indirect managing member of such Person, who customarily performs functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (ii) with respect to Wilmington Trust, National Association, in any of its capacities under the Transaction Documents, a Trust Officer. “Revolving Credit Agreement” has the meaning specified in the Purchase Agreement. “Revolving Period” means the period from and including the Closing Date to, but not including, the earlier of (i) the Scheduled Amortization Period Commencement Date and (ii) the Rapid Amortization Date. “Revolving Securitization Top-Up” means, in connection with a securitization described in clause (a) of the definition of “Takeout Transaction,” the sale of any portion of the Collateral to the applicable Affiliate of the Borrower in order to satisfy a minimum collateral requirement (or similar requirement) under the transaction documents related to such securitization. “Rewritten Receivable” means (i) any Receivable which replaces an existing Receivable due and (ii) any Receivable which is modified using criteria consistent with the re- write provisions of the Credit and Collection Policies, and in either case, which does not involve the receipt of any new funds by such Obligor. For the avoidance of doubt, a Temporary Reduction in Payment Plan is not a Rewritten Receivable. 41 4162 9102 9843.44153-0110-6770.9

“Sale Agreement” has the meaning specified in the Purchase Agreement. “Sanctions” means any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, HerHis Majesty’s Treasury, or other relevant sanctions authority. “Secured Obligations” means (i) all principal and interest, at any time and from time to time, owing by the Borrower on the Facility Loans (including any Facility Loan held by the Seller, the Servicer, the Parent or any Affiliate of any of the foregoing) and (ii) all costs, fees, expenses, indemnity and other amounts owing or payable by, or obligations of, the Borrower, or payable from the trust fund of the Borrower, to any Person (other than any Affiliate of the Borrower) under this Agreement or the other Transaction Documents. “Secured Parties” has the meaning specified in Section 2.7. “Secured Personal Loan” means a Loan that is, as of the date of the origination thereof, at least partially secured by a lien on one or more Titled Assets. “Scheduled Amortization Period Commencement Date” means August 29September 1, 20242026 (as such date may be extended pursuant to Section 2.2 of this Agreement). “Securities Act” means the Securities Act of 1933, as amended. “Securities Intermediary” has the meaning specified in Section 3.5(b) and shall initially be Wilmington Trust, National Association, acting in such capacity under this Agreement. “Seller” is defined in the Preamble. “Servicer” means initially PF Servicing, LLC and its permitted successors and assigns and thereafter any Person appointed as successor pursuant to the Servicing Agreement to service the Receivables. “Servicer Default” has the meaning specified in Section 2.04 of the Servicing Agreement. “Servicer Transaction Documents” means collectively, this Agreement, the Servicing Agreement, the Back-Up Servicing Agreement, the Control Agreement (in respect of any successor Servicer, solely to the extent such successor Servicer has become a “successor servicer” pursuant to the Control Agreement) and the Intercreditor Agreement, as applicable. 42 4162 9102 9843.44153-0110-6770.9

“Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Borrower, the Servicer and the Collateral Agent, as the same may be amended or supplemented from time to time. “Servicing Fee” means (A) for any Monthly Period during which PF Servicing, LLC or any Affiliate acts as Servicer, an amount equal to the product of (i) 5.00%, (ii) 1/12 and (iii) the average daily Outstanding Receivables Balance of all Eligible Receivables for the prior Monthly Period (provided, that the Servicing Fee for the first Payment Date shall be based upon the actual number of days in the first Monthly Period) and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to (i) if SST acts as successor Servicer, the amount set forth pursuant to the SST Fee Schedule as set forth in the Back-Up Servicing Agreement or (ii) if any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the product of (a) the current market rate for servicing receivables similar to the Receivables, (b) 1/12 and (c) the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the last day of the immediately prior Monthly Period. “Similar Law” means applicable Law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code. “Shell Bank” means a bank that does not maintain a physical presence in any country and is not subject to inspection by a banking authority. “[***]” means [***]. “Similar Law” means applicable Law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Advance” has the meaning specified in the definition of “Business Day”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the 43 4162 9102 9843.44153-0110-6770.9 of the Collateral (or any portion thereof) entered into by any Affiliate of the Borrower (other than the Borrower or under the Transaction Documents), pursuant to which such Affiliate sells all or any portion of the Collateral to an unaffiliated third party purchaser. “Tangible Net Worth” means, on any date of determination, the total shareholders’ equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (a) all notes receivable from officers and employees of the Parent and its Subsidiaries and from affiliates of the Parent, and (b) the aggregate book value of all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, and franchises. “Tangible Net Worth Covenant” means that the Parent will have a minimum Tangible Net Worth of $100,000,000[***], subject to Section 10.23. “Tax Information” means information and/or properly completed and signed tax certifications and/or documentation sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including FATCA Withholding Tax. “Temporary Reduction in Payment Plan” means a short-term modification option under the Credit and Collection Policies pursuant to which the Servicer may make temporary payment reductions of up to six months’ worth of payments through a combination of a temporary reduction in interest rate and an extended term. “Term Indenture” means any indenture (or base indenture and a series supplement to that base indenture) entered into by and between any Affiliate of Oportun, as issuer, and Wilmington Trust, National Association or any other Person, as trustee. “Term SOFR” means, for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00p.m. (New York City time), two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Calculation Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. 45 4162 9102 9843.44153-0110-6770.9

(b) The Borrower shall pay each Lender any accrued and unpaid fees and expenses owing to such Lender with respect to the reduction amount, in each case, on the Payment Date on which such Reduction occurs. SECTION 2.4 Repayments and Prepayments. All principal and interest with respect to any Facility Loans shall be due and payable no later than the Final Maturity Date. In addition, on any Business Day, the Borrower may upon written notice to the Paying Agent, the Collateral Agent, the Servicer, the Back-Up Servicer, any successor Servicer and the Lenders deposit or cause to be deposited into the Collection Account amounts otherwise payable to the Borrower or other amounts so designated and distribute to the Class A Lenders in respect of principal on the Class A Loans and the Class B Lenders in respect of principal on the Class B Loans on the next Payment Date (in accordance with the priorities set forth in Section 3.8), an amount equal to the amount of such Prepayment; provided, that (i) any such Prepayment that does not reduce the Aggregate Facility Loan Principal to zero shall be applied to the Class A Loans and the Class B Loans in amounts that maintain the Enhancement Ratio and (ii) no Prepayment shall reduce the Aggregate Class A Loan Principal to less than $2,500,000 unless the Aggregate Class A Loan Principal is reduced to zero. Each such Prepayment shall be on a pro rata basis for all Class A Loans and Class B Loans and shall be in a minimum principal amount of $1,000,000 (and in integral multiples of $10,000 in excess thereof), unless such Prepayment reduces the Aggregate Facility Loan Principal to zero. Upon such Prepayment, the Servicer shall reflect such Prepayment in the applicable Monthly Statement. SECTION 2.5 Broken Funding. In the event of any failure to increase or prepay any Facility Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate the applicable Lender for the loss, cost and expense attributable to such Lender and event. Such loss, cost or expense to each Lender shall be deemed to include an amount (the “Breakage Amount”) determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the portion of the principal amount of the Facility Loans of such Lender prepaid or to be funded or prepaid had such event not occurred, at the Class A Loan Rate or the Class B Loan Rate, as applicable, for the period from the date of such event to the last day of the Interest Period (or, in the case of a failure to borrow, for the period that would have been the related Interest Period), over (ii) the amount of interest which would be obtainable upon redeployment or reinvestment of an amount of funds equal to such portion of the Facility Loans of such Lender for such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.5 and the reason(s) therefor shall be delivered to the Borrower by such Lender and shall include reasonably detailed calculations and shall be conclusive absent manifest error. The Borrower shall pay to each Lender the amount shown as due on any such certificate of such Lender on the first Payment Date which is not less than three Business Days after receipt thereof. SECTION 2.6 Fees. The Borrower shall pay as and when due and in accordance with the provisions for payment set forth in Article III, to each Lender, all fees owing to such Lender under Section 3.32.3(b) and any separate fee letter to which such Lender and the Borrower are parties (such fees, collectively, the “Fees”). SECTION 2.7 Grant of Security Interest. The Borrower hereby grants to the Collateral Agent on the Closing Date, for the benefit of the Collateral Agent, the Lenders and 53 4162 9102 9843.44153-0110-6770.9

Agreement and the Lien on the Collateral conveyed by the Borrower pursuant to the Grant and, subject to Sections 9.1 and 9.2, agrees to perform its duties in accordance with this Agreement. SECTION 2.8 Takeouts. Solely in connection with any Takeout Transaction, the Borrower may from time to time transfer directly or indirectly certain Receivables and the Related Security with respect thereto designated by the Borrower on the following terms and subject to the following conditions (any such transfer pursuant to this Section 2.8, a “Permitted Takeout”): (a) The Borrower shall deliver to each Lender, the Collateral Agent, the Agents, the Collateral Trustee, the Back-Up Servicer and the Servicer, not less than three (3) Business Days’ prior written notice of such Takeout Transaction (such notice, a “Takeout Notice”), which Takeout Notice shall be executed by the Borrower, and without limiting the generality of the foregoing, shall: (i) identify in reasonable detail the Receivables to be transferred in connection with such Takeout Transaction (such Receivables with respect to any Takeout Transaction, the “Takeout Receivables” and, together with the Related Security with respect to such Takeout Receivables, the “Takeout Assets” for such Takeout Transaction), which Receivables, unless otherwise consented to in writing by the Controlling Class, shall include all or substantially all outstanding Receivables; (ii) specify the date on which such Takeout Transaction is contemplated to occur (such date with respect to any Takeout Transaction, the “Takeout Date”), which Takeout Date shall be a Business Day and may be extended with one Business Day prior notice to each Lender; and (iii) include a pro forma Monthly Statement attached thereto after giving effect to such Takeout Transaction. (b) In connection with each Takeout Transaction, the Borrower shall pay the Lenders a fee (such fee, an “Exit Fee”) on the Takeout Date in immediately available funds equal to 0.50% (or 0.25% until the earlier of (i) the closing of the second Takeout Transaction to occur after the effectiveness of the Fifth Amendment to Loan and Security Agreement, dated as of June 29, 2023, among the parties hereto and (ii) September 30, 2023) [***]% of the Outstanding Receivables Balance of all Receivables subject to such Takeout Transaction at such time.; provided, however, that no Exit Fee will be payable in connection with up to $[***] million of Receivables subject to Revolving Securitization Top-Ups during any 12-month period ending on September 20th of each calendar year. Each such Exit Fee shall be payable to the Lenders ratably, based on each such Lenders portion of the Aggregate Class A Loan Principal or the Aggregate Class B Loan Principal at such time. With respect to any Lender to which any portion of such Exit Fee is owed, such portion of the Exit Fee shall be netted against any fee or other compensation payable to such Lender (or an Affiliate thereof) 55 4162 9102 9843.44153-0110-6770.9 of such instrument and the release contemplated by such instrument have been complied with. No party relying upon an instrument executed by the Collateral Agent as provided in this Article II shall be bound to ascertain the Collateral Agent’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys. SECTION 2.10 Release of Collateral. The Collateral Agent shall (a) in connection with any removal of Removed Receivables from the Collateral, release the portion of the Collateral constituting or securing the Removed Receivables from the Lien created by this Agreement upon receipt of an Officer’s Certificate of the Administrator certifying that the Outstanding Receivables Balance plus Finance Charges thereon (or such other amount required in connection with the disposition of such Removed Receivables as provided by the Transaction Documents) with respect thereto has been deposited into the Collection Account and such release is authorized and permitted under the Transaction Documents, (b) on or after the Facility Termination Date, release any remaining portion of the Collateral from the Lien created by this Agreement and in each case deposit in the Collection Account any funds then on deposit in any other Trust Account upon receipt of a Borrower Order or and Administrator Order accompanied by an Officer’s Certificate of the Administrator certifying that all conditions precedent relating to such release have been complied with and (c) in connection with any removal of Takeout Receivables from the Collateral in accordance with a Permitted Takeout, release its security interest in the Takeout Assets upon (i) receipt of an Officer’s Certificate of the Administrator specifying the amount of the Takeout Price with respect thereto calculated in accordance with Section 2.8(d), certifying that such Takeout Price has been deposited into the Collection Account and such release is authorized and permitted under the Transaction Documents, and specifying the respective addresses and e-mail addresses of the Lenders and the Borrower, and (ii) immediately following receipt by the Collateral Agent of the Administrator’s Officer’s Certificate referenced in clause (i) above, written confirmation by the Collateral Agent (which may be by email or such other method as acceptable to the Collateral Agent) to the Lenders and the Borrower (solely to the extent their respective addresses and e-mail addresses are provided to the Collateral Agent in such Officer’s Certificate) that an amount equal to such Takeout Price has been deposited into the Collection Account. SECTION 2.11 Temporary Additional Commitment. Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, solely during the Temporary Additional Commitment Period: (a) the following terms shall have the following meanings: “Temporary Additional Class A Loan Principal” means the portion of the Aggregate Class A Loan Principal funded in accordance with Section 2.11(c). “Temporary Additional Commitment Amount” means $20,000,000. “Temporary Additional Commitment Period” means the period commencing on March 25, 2022 and ending on the earlier of (i) the effective date of the first Takeout Transaction occurring on or after March 31, 2022 (after giving effect to such Takeout Transaction) and (ii) April 1, 2022. . ,

(b) Each of (i) the “Commitment” of Goldman Sachs Bank USA, as Class A Lender, and (ii) the “Class A Maximum Principal Amount” shall be increased by the Temporary Additional Commitment Amount. (c) With respect to any requested Advance, or portion thereof, that would cause the Aggregate Class A Loan Principal to exceed the Class A Maximum Principal Amount (without regard to the Temporary Additional Commitment Amount), such excess shall be funded by Goldman Sachs Bank USA. (d) The amount of Class A Monthly Interest accruing on any Temporary Additional Class A Loan Principal shall be determined separately assuming clause (i) of the definition of the Class A Loan Rate with respect to such Temporary Additional Class A Loan Principal equals 0.38448% per annum, and such portion of the Class A Monthly Interest shall be payable solely to Goldman Sachs Bank USA. (e) To the extent any Temporary Additional Class A Loan Principal is outstanding, any payment of principal allocable to the Aggregate Additional Class A Loan Principal (including, without limitation, any Prepayments or payments in connection with a Takeout Transaction) shall be applied first to reduce the Temporary Additional Class A Loan Principal to zero before being applied to reduce the remainder of the Aggregate Class A Loan Principal. (f) Failure by the Borrower to reduce the Temporary Additional Class A Loan Principal to zero prior to the termination of the Temporary Additional Commitment Period shall constitute an Event of Default. ARTICLE III. CLOSING; COLLECTIONS, ALLOCATIONS AND PAYMENTS; REPORTING SECTION 3.1 Closing. The closing (the “Closing”) of this Agreement will be held at 10:00 a.m. (New York time) on the Closing Date, at the offices of Orrick, Herrington & Sutcliffe LLP, 51 West 52nd Street, New York, NY 10019, or if the conditions to closing set forth in Article IV of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon. SECTION 3.2 Transactions to be Effected at the Closing. At the Closing (a) each Class A Lender will deliver to the Borrower funds in an amount equal to such Class A Lender’s Lender Percentage of the Class A Initial Principal Amount and (b) each Class B Lender will deliver to the Borrower funds in an amount equal to such Class B Lender’s Lender Percentage of the Class B Initial Principal Amount. SECTION 3.3 Rights of Lenders. Each Facility Loan shall be secured by the entire Collateral, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article III to be deposited in the Trust Accounts or to be paid to the Lenders. In no event shall the grant of a security interest in the entire Collateral be 58 4162 9102 9843.44153-0110-6770.9 prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class A Deficiency Amount on the first Determination Date shall be zero. (b) The amount of monthly interest payable on the Class B Loans on each Payment Date will be determined by the Servicer as of each Determination Date and will be an amount for each day during the related Interest Period equal to the product of (i) 1/360, times (ii) the Class B Loan Rate in effect on such day, times (iii) the Aggregate Class B Loan Principal on such day (the “Class B Monthly Interest”). In addition to the Class B Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amount, as defined below, plus (ii) an amount for each day during the related Interest Period equal to the product of (A) 1/360, times (B) the Class B Loan Rate in effect on such day, times (C) any Class B Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class B Lenders), will also be payable to the Class B Lenders (such aggregate amount for any Interest Period being herein called the “Class B Additional Interest”). The “Class B Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class B Monthly Interest and the Class B Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class B Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class B Deficiency Amount on the first Determination Date shall be zero. (c) Upon the occurrence of a Benchmark Transition Event, Section 3.10(b) provide the mechanisms for determining an alternative rate of interest. The Controlling Class will promptly notify the Borrower and the Lenders (with a copy to the Collateral Agent and the Paying Agent), pursuant to Section 3.10(d), of any change to the reference rate upon which the interest rate on Facility Loans is based. The Lenders, the Collateral Agent and the Paying Agent do not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to Adjusted Term SOFR or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 3.10(b) and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 3.10(c), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, Adjusted Term SOFR or have the same volume or liquidity as did Adjusted Term SOFR prior to its discontinuance or unavailability. The Lenders, the Collateral Agent, the Paying Agent and their respective affiliates and/or other related entities may engage in transactions that affect the calculation of any successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Controlling Class may select information sources or services in their reasonable 64 4162 9102 9843.44153-0110-6770.9 described herein resulting from a failure or delay by the Servicer to make, or give instructions to make, such payment or deposit in accordance with the terms herein. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal required to be made or given by the Servicer at the time specified herein (including applicable grace periods), the Collateral Agent shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Servicer. The Collateral Agent shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Collateral Agent has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon reasonable request of the Collateral Agent, promptly provide the Collateral Agent with all information necessary and in its possession to allow the Collateral Agent to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Collateral Agent in the manner in which such payment or deposit should have been made (or instructed to be made) by the Servicer. SECTION 3.10 Determination of Adjusted Term SOFR; Benchmark Replacement Setting. (a) Subject to clauses (b), (c), (d) and (e) of this Section 3.10: (i) On each Business Day, the Calculation Agent shall determine Adjusted Term SOFR pursuant to the definition thereof and shall send to the Servicer and the Borrower, by facsimile or e-mail, notification of Adjusted Term SOFR for such Business Day. (ii) If on any Business Day the Calculation Agent determines (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR cannot be determined pursuant to the definition thereof, then each Loan Rate shall be determined by the Calculation Agent by reference to the Alternative Rate and communicated to the Servicer and the Borrower, by facsimile or e-mail. (iii) On each Determination Date related to a Payment Date, prior to 3:00 p.m. (New York time), the Calculation Agent shall send to the Servicer, the Borrower and the Lenders, by facsimile or e-mail, notification of Adjusted Term SOFR or the Alternative Rate for each day during the prior Interest Period. (b) Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in 68 4162 9102 9843.44153-0110-6770.9 accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (with a copy to the Collateral Agent and Paying Agent) without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Borrower has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Controlling Class. (c) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Controlling Class will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document; provided that no such amendment may adversely affect the rights, duties, immunities, protections or indemnification rights of the Collateral Agent, Paying Agent, Registrar, Depositary Bank, Securities Intermediary, Depositor Loan Trustee, Owner Trustee or Collateral Trustee without its written consent. (d) The Controlling Class will promptly notify the Borrower and the Lenders (with a copy to the Collateral Agent and the Paying Agent) of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by any Lender (or group of Lenders) pursuant to this Section 3.10, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 3.10. (e) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for an Advance to be made during any Benchmark Unavailability Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, each Loan Rate shall be determined by the Calculation Agent by reference to the Alternative Rate and communicated to the Servicer and the Borrower, by facsimile or e-mail. SECTION 3.11 Distributions. 69 4162 9102 9843.44153-0110-6770.9

(viii) Adjusted Term SOFR for each day during the related Interest Period; (ix) the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period; (x) the date on which the Amortization Period commenced, if applicable; (xi) [Reserved]; (xii) the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period; (xiii) the (a) Liabilities, (b) Adjusted Liabilities, (c) Tangible Net Worth, (d) Leverage Ratio and (e) Adjusted Leverage Ratio, in each case, of the Parent as of the end of the second preceding Monthly Period (including, in each case, each of the components thereof); (xiv) the aggregate amount of cash and Cash Equivalents of the Seller as of the end of the second preceding Monthly Period; (xv) whether any of the Financial Covenants as of the end of the second preceding Monthly Period or Monthly Collateral Performance Tests as of the end of the preceding Monthly Period, in each case have been breached; (xvi) the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the end of the preceding Monthly Period; (xvii) the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during the preceding Monthly Period; (xviii) the aggregate outstanding principal balance of all Delinquent Pool Receivables as of the end of the preceding Monthly Period; (xix) the aggregate outstanding principal balance of all Pool Receivables that became Defaulted Pool Receivables during the preceding Monthly Period; (xx) the Excess Spread Rate for the preceding Monthly Period; 71 4162 9102 9843.44153-0110-6770.9

Business Day after the Borrower obtains knowledge of the occurrence of each Default, Event of Default, Rapid Amortization Event or Block Event a statement of a Responsible Officer of the Borrower (which statement shall also be delivered to the Back-Up Servicer and any successor Servicer) setting forth details of such Default, Event of Default, Rapid Amortization Event or Block Event and the action which the Borrower proposes to take with respect thereto; (iii) Change in Credit and Collection Policies. (A)Prior written notice of any proposed material change in or amendment to (1) the Credit and Collection Policies, which change shall require the consent of each Lender prior to the effectiveness thereof; or (2) [***]; and (B) Within fifteen (15) Business Days after the effective date of any material change in or amendment to the Credit and Collection Policies, a copy of the Credit and Collection Policies then in effect indicating such change or amendment; and. (C) Within fifteen (15) Business Days after the effective date of any material version change in the Seller’s proprietary credit risk decisioning model, a written summary of such change. (iv) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any ERISA Event which either (i) the Borrower, the Seller, the initial Servicer or any of their respective ERISA Affiliates files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or (ii) the Borrower, the Seller, the initial Servicer or any of their respective ERISA Affiliates receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor. The Borrower shall give the Collateral Agent and each Lender prompt written notice of any event that could result in the imposition of a Lien on the assets of the Borrower or any of its ERISA Affiliates under Section 430(k) of the Code or Section 303(k) or 4068 of ERISA; (v) If a Responsible Officer of the Borrower shall have actual knowledge of the occurrence of a Servicer Default, notice thereof to the Collateral Agent and the Lenders, which notice shall specify the action, if any, the Borrower is taking in respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its 89 4162 9102 9843.44153-0110-6770.9 by the Borrower to timely comply with the covenant set forth in this Section 6.12 shall constitute an Event of Default with no grace period. ARTICLE VII. RAPID AMORTIZATION EVENTS; EVENTS OF DEFAULTS; REMEDIES SECTION 7.1 Rapid Amortization Events. If any one of the following events shall occur during the Revolving Period with respect to the Facility Loans (each, a “Rapid Amortization Event”): (a) any Monthly Collateral Performance Test is not satisfied with respect to a Monthly Period; (b) the occurrence of a Servicer Default or an Event of Default; or (c) the occurrence of a “Rapid Amortization Event” under any Term Indenture caused by the Monthly Loss Percentage (as defined in the related Term Indenture) being greater than the Specified Monthly Loss Percentage (as defined in the related Term Indenture) over a specified period.; or (d) the Seller’s liquidity, equal to unrestricted cash or Cash Equivalents, shall be less than $[***] as of the end of any Monthly Period; then, in the case of the events described in clauses (a) and (b) above, a Rapid Amortization Event with respect to the Facility Loans shall occur, without any notice or other action on the part of the Collateral Agent or the affected Lenders immediately upon the occurrence of such event. Any Rapid Amortization Event and its consequences may be waived with the written consent of each Lender. SECTION 7.2 Events of Default. An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (a) default in the payment of any interest, principal, indemnity payment or other amount when due and owing by the Borrower, the Seller, the initial Servicer or any Affiliate thereof under any Transaction Document, and such default shall continue (and shall not have been waived by each Lender) for a period of two (2) Business Days after receipt of notice thereof; (b) default in the payment of the principal of or any installment of the principal of any Class of Facility Loans when the same becomes due and payable on the Final Maturity Date; (c) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Borrower, the Depositor, the Seller, Oportun, LLC, the 97 4162 9102 9843.44153-0110-6770.9

(v) Notwithstanding anything contained in this Agreement or any other Transaction Document to the contrary, the Collateral Agent shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of Adjusted Term SOFR (or other applicable benchmark interest rate), or whether or when there has occurred, or to give notice to any other Person of the occurrence of, any date on which such rate may be required to be transitioned or replaced in accordance with the terms of the Transaction Documents, applicable law or otherwise, (ii) to select, determine or designate any replacement to such rate, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any modifier to any replacement or successor index, or (iv) to determine whether or what any amendments to this Agreement or the other Transaction Documents are necessary or advisable, if any, in connection with any of the foregoing. (w) The Collateral Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement or any other Transaction Document to which it is a party, whether or not an original or a copy of such agreement has been provided to the Collateral Agent. SECTION 9.3 Collateral Agent Not Liable for Recitals. The Collateral Agent assumes no responsibility for the correctness of the recitals contained in this Agreement. Except as set forth in Section 9.16, the Collateral Agent makes no representations as to the validity or sufficiency of this Agreement or of any asset of the Collateral or related document. The Collateral Agent shall not be accountable for the use or application by the Borrower or the Seller of any of the Facility Loans or of the proceeds of such Facility Loans, or for the use or application of any funds paid to the Seller or to the Borrower in respect of the Collateral or deposited in or withdrawn from the Collection Account by the Servicer. SECTION 9.4 Individual Rights of the Collateral Agent. The Collateral Agent in its individual or any other capacity may deal with the Borrower or an Affiliate of the Borrower with the same rights it would have if it were not Collateral Agent. Any Paying Agent and Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Collateral Agent must comply with Sections 9.9 and 9.11. SECTION 9.5 Notice of Defaults. If a Default, Event of Default or Rapid Amortization Event occurs and is continuing and if a Trust Officer of the Collateral Agent receives written notice or has actual knowledge thereof, the Collateral Agent shall promptly provide notice thereof to each Lender, to the extent possible by email or facsimile, and, otherwise, by first class mail at their respective addresses appearing in the Register. SECTION 9.6 Compensation. (a) To the extent not otherwise paid pursuant to this Agreement, the Borrower covenants and agrees to pay to the Collateral Agent from time to time, and the Collateral Agent shall be entitled to receive, such compensation as the Borrower and the Collateral Agent shall agree in writing from time to time for all services 125 4162 9102 9843.44153-0110-6770.9

SECTION 9.22 Direction to the Collateral Agent. The Borrower hereby directs the Collateral Agent to enter into the Transaction Documents. ARTICLE X. MISCELLANEOUS SECTION 10.1 Amendments. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be made in accordance with the requirements set forth in Section 6.9, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment to this Agreement or any other Transaction Document that adversely affects the rights, duties or immunities of the Collateral Agent (in any capacity), the Collateral Trustee, the Paying Agent, the Depositor Loan Trustee, the Owner Trustee, the Securities Intermediary or the Depositary Bank shall be effective without the written consent of such affected party. In executing any amendment, the Collateral Agent and the Paying Agent shall be entitled to receive and shall be fully protected in relying upon, an Officer’s Certificate of the Borrower and an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized, permitted or not prohibited (as the case may be) by the Transaction Documents and all conditions precedent to the execution of such amendment or supplemental indenture have been satisfied. SECTION 10.2 Notices. All notices and other communications hereunder, except as herein otherwise specifically provided, shall be in writing and delivered to the intended party at the applicable address, facsimile number or email address set forth below (or such other address, facsimile number or email address as shall be designated by the applicable party in a written notice delivered to the other parties hereto): if to Goldman Sachs Bank USA, shall be mailed, delivered, or emailed or faxed and confirmed at the following address: Goldman Sachs Bank USA 2001 Ross Ave, Suite 2800 Dallas, Texas 75201 Attention: [***] Facsimile: [***] Email: [***] if to Jefferies Funding LLC, shall be mailed, delivered, or emailed or faxed and confirmed at the following address: Jefferies Funding LLC 520 Madison Avenue New York, New York 10011 Attention: [***] 132 4162 9102 9843.44153-0110-6770.9

Facsimile: [***] Email: [***] if to any other Lender, shall be mailed, delivered, or emailed or faxed and confirmed to such Lender at the address set forth in the Assignment Agreement or other agreement pursuant to which it became a Lender; provided that any notice required to be delivered to a Bank Sponsored Lender shall be deemed delivered if delivered to the related Committed Lender; if to the Seller, shall be mailed, delivered, or emailed or faxed and confirmed to the Seller at the following addresses: Oportun, Inc. 2 Circle Star Way San Carlos, California 94070 Attention: [***] Facsimile: [***] E-mail: [***] if to the Borrower, shall be mailed, delivered, or emailed or faxed and confirmed to the Borrower at the following address: c/o Wilmington Trust, National Association 1100 N. Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration with an additional copy to the Administrator: PF Servicing, LLC 2 Circle Star Way San Carlos, California 94070 Attention: [***] Facsimile: [***] E-mail: [***] SECTION 10.3 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 10.4 Binding Effect; Assignability. (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights or delegate any of its duties hereunder or under any 133 4162 9102 9843.44153-0110-6770.9 of the other Transaction Documents to which it is a party without the prior written consent of each Lender. Any Lender may sell, transfer or assign all or any portion of its interest in the Facility Loans (and its rights to receive any payments in respect thereof, including in connection with any collateral securing payment with respect to such Facility Loans) to any other Person with the prior written consent of the Borrower, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that no such consent shall be required with respect to any sale, transfer or assignment (i) to any Affiliate of a Lender, (ii) by any Excluded Lender, or (iii) at any time an Event of Default, Default, Rapid Amortization Event or Servicer Default has occurred and is continuing; provided, further, that any such transfer, participation or assignment shall only be made in compliance with the transfer restrictions set forth in this Agreement and that each sale, transfer and assignment by a Lender shall be made pursuant to an Assignment Agreement. (b) Each Lender or any assignee permitted pursuant to subsection (a) above may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Persons (each, a “Participant”) participating interests in all or a portion of its rights and obligations under this Agreement; provided, that any such transfer, participation or assignment shall only be made in compliance with the transfer restrictions set forth in this Agreement. Notwithstanding any such sale by any Lender or assignee of participating interests to a Participant, such Lender’s or assignee’s rights and obligations under this Agreement shall remain unchanged, such Lender or assignee shall remain solely responsible for the performance thereof, and the other parties hereto shall continue to deal solely and directly with such Lender or assignee in connection with the Lender’s or assignee’s rights and obligations under this Agreement. All amounts payable to any such Participant shall be limited to the amounts which would have been payable to such Lender or assignee selling such participating interest had such interest not been sold. (c) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Facility Loans shall have been paid in full. (d) Certain Pledges. Without limiting the right of any Lender to sell, transfer, assign or grant participations to any Person as otherwise described in this Section 10.4, any Lender may pledge, or grant a security interest in, all or any portion of its rights under this Agreement to secure its obligations to a Federal Reserve Bank or any other Person without any notice to, or consent of, any Oportun Entity, and any transfer restrictions under this Section 10.4 shall not apply to any Federal Reserve Bank as the secured party in connection with any such security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations under this Agreement or substitute any such pledgee or grantee for such Lender as a party to this Agreement. (e) Each Lender hereunder, and each Participant, must at all times be a “qualified purchaser” as defined in the Investment Company Act (a “Qualified Purchaser”). Each Lender represents to the Borrower, (i) on the date that it becomes a 134 4162 9102 9843.44153-0110-6770.9 contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Agreement and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related document. SECTION 10.22 Multiple Capacities. It is expressly acknowledged, agreed and consented to that Wilmington Trust, National Association will be acting in the capacities of Depositor Loan Trustee, Owner Trustee, Collateral Agent, Securities Intermediary, Depositary Bank, Paying Agent and Registrar. It is acknowledged and agreed that Wilmington Trust, National Association may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Agreement or any other Transaction Document in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and any other Person having rights pursuant hereto or thereto. SECTION 10.23 [***]. [***]. [Remainder of page intentionally left blank — signature page follows.] 141 4162 9102 9843.44153-0110-6770